EXHIBIT 10.13

ROBERT HALF INTERNATIONAL INC.

STOCK INCENTIVE PLAN

(As Amended and Restated February 10, 2022 (the “Effective Date”))

SECTION 1. ESTABLISHMENT AND PURPOSE.
The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Participants to focus on critical long-range objectives, (b) encouraging the attraction and retention of individuals with exceptional qualifications and (c) linking Participants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Performance Shares, Stock Units, Performance Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.
SECTION 2. DEFINITIONS.
“Adjustment Provisions” shall mean the terms and conditions applicable to the adjustment of an Award subject to a Performance Condition, as set forth in the agreement for such Award.
“Affiliate” shall mean any entity other than a Subsidiary, if RHI and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.
“Award” shall mean any award of an Option, a SAR, a Restricted Share, a Performance Share, a Stock Unit or a Performance Unit under the Plan.
“Board of Directors” shall mean the Board of Directors of RHI, as constituted from time to time.
“Certification Date” means the date that the Committee makes its written certification of a Final Award.
“Change in Control” shall mean the occurrence of any of the following events:
(i) Any person or group (as such terms are defined in Section 13(d)(3) of the Exchange Act), other than an employee benefit plan sponsored by the Company or a corporation owned (directly or indirectly), by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, shall become the beneficial owner of securities of RHI representing 20% or more, of the combined voting power of then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise;
provided, however, that a Change in Control shall not be deemed to include the acquisition by any such person or group of securities representing 20% or more of RHI if such party has acquired such securities not with the purpose nor with the effect of changing or influencing the control of RHI, nor in connection with or as a participant in any transaction having such purposes or effect, but excluding from this exception such person or group (A) making any public announcement with respect to the voting of such shares at any meeting to consider a merger, consolidation, sale of substantial assets or other business combination or extraordinary transaction involving RHI, (B) making, or in any way participating in, any “solicitation” of “proxies” (as such terms are defined or used in Regulation 14A under the Exchange Act) to vote any voting securities of RHI (including, without limitation, any such solicitation subject to Rule 14a-11 under the Exchange Act) or seeking to advise or influence any

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party with respect to the voting of any voting securities of RHI, directly or indirectly, relating to a merger or other business combination involving RHI or the sale or transfer of substantial assets of RHI, (C) forming, joining or in any way participating in any “group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of RHI, directly or indirectly, relating to a merger or other business combination involving RHI or the sale or transfer of any substantial assets of RHI, or (D) otherwise acting, alone or in concert with others, to seek control of RHI or to seek to control or influence the management or policies of RHI.
(ii) The liquidation or dissolution of RHI.
(iii) A change in the composition of the Board of Directors occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of RHI as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to RHI). As a result of or in connection with any cash tender offer, merger, or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of RHI just prior to such event shall cease within one year to constitute a majority of the Board of Directors.
(iv) RHI ceases to be an independent publicly owned corporation.
(v) RHI (A) merges or consolidates with or into another corporation in which the holders of the Stock immediately before such merger or reorganization do not, immediately following such merger or reorganization, hold as a group on a fully-diluted basis in substantially the same proportions as immediately before such merger or reorganization, both the ability to elect at least a majority of the directors of the surviving corporation and at least a majority in value of the surviving corporation’s outstanding equity securities, or (B) sells or otherwise disposes of all or substantially all of its assets.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean a committee of one or more members of the Board of Directors appointed by the Board of Directors (or, as the context permits, a subcommittee of one or more members of the Board appointed by the Committee) to administer the Plan in accordance with the provisions hereof.
“Company” shall mean Robert Half International Inc., a Delaware corporation, and its Subsidiaries.
“Consultant” shall mean a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor.
“Eligible Participant” shall mean (i) any individual who is a common-law employee of the Company or an Affiliate; (ii) a member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary or an Affiliate; or (iv) a Consultant.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Executive Officer” shall mean an officer as defined in Rule 16a-1(f) under the Exchange Act, or any successor provision.
“Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Award. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Award, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

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“Fair Market Value” shall mean the closing price on the New York Stock Exchange on the date the value is to be determined as reported on the Yahoo! Finance website or its successor, or at such time that there is no such website, in THE WALL STREET JOURNAL (Western Edition). If there are no trades on such date, the closing price on the latest preceding business day upon which trades occurred shall be the Fair Market Value.
“Final Award” shall mean the number of shares remaining subject to an Award after application of the Adjustment Provisions.
“ISO” shall mean an employee incentive stock option described in Code Section 422.
“Misconduct Termination” shall mean a termination by the Company of a Participant’s Service by reason of the Participant’s willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company, or by reason of the Participant’s willful material breach of any employment agreement with the Company, which has resulted in material injury to the Company; provided, however, that a Participant’s Service shall not be deemed to have terminated in a Misconduct Termination if such termination took place as a result of any act or omission believed by the Participant in good faith to have been in the interest of the Company.
“Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.
“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
“Optionee” shall mean a person who holds an Option or SAR.
“Original Award” shall mean the number of shares initially granted pursuant to an Award made subject to a Performance Condition.
“Other Agreement” shall mean any written agreement, whether entered into prior to or subsequent to, the adoption of this plan or the making of an Award under this plan, between Participant and the Company.
“Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company.
“Outside Director Retirement” shall mean termination of an Outside Director’s Service after the later to occur of (i) the 7th anniversary of the Outside Director’s first day of service with RHI as a member of the Board of Directors or (ii) the Outside Director’s 62nd birthday.
“Participant” shall mean a person who holds an Award.
“Performance Condition” shall mean a performance condition based on a Performance Goal established with respect to an Award in accordance with the provisions hereof.
“Performance Goal” shall mean one or more of the following objective measurable performance factors, and any adjustments thereto, as determined by the Committee with respect to a Performance Period: (i) operating income; (ii) pre-tax or after-tax earnings; (iii) cash flow; (iv) sales or revenue; (v) expenses; (vi) gross or net profit margin; (vii) working capital; (viii) return on equity or assets; (ix) earnings per share; (x) stock price; (xi) price/earnings ratio; (xii) debt or debt-to-equity; (xiii) writeoffs; (xiv) cash; (xv) assets; (xvi) total shareholder return; (xvii) liquidity and/or (xviii) any other performance factor selected by the Committee, either with respect to the Company and/or one or more of its operating units or with respect to one or more other companies or an index of companies, on an absolute or relative basis; provided, however, that, if the Performance Condition is intended to satisfy the requirements of Code Section 162(m), it must be objective and any adjustments thereto must be objectively verifiable adjustments permitted and pre-established by the Committee in accordance with Code Section 162(m).
“Performance Period” shall mean the period of Service to which the Performance Condition relates, which period shall not be less than one year.

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“Performance Share” shall mean a Restricted Share that has a Performance Condition attached. A Performance Share is a type of Restricted Share and any reference herein to Restricted Shares shall be deemed to also apply to Performance Shares unless the context clearly indicates otherwise.
“Performance Unit” shall mean a Stock Unit that has a Performance Condition attached. A Performance Unit is a type of Stock Unit and any reference herein to Stock Units shall be deemed to also apply to Performance Units unless the context clearly indicates otherwise.
“Plan” shall mean this Stock Incentive Plan of Robert Half International Inc., as set forth herein and as it may be amended from time to time.
“Protiviti Participant” shall mean a Participant who is an employee of Protiviti Inc. (a Subsidiary) or its Subsidiaries.
“Protiviti Retirement” shall mean any voluntary termination of employment with the Company and its subsidiaries by the Protiviti Participant on or after the later to occur of: (a) the first day coinciding with or after the Protiviti Participant’s 60th birthday, (b) the Protiviti Participant’s completion of at least 25 years of cumulative service to the Company, Arthur Andersen LLP, Deloitte Touche Tohmatsu, PricewaterhouseCoopers, KPMG International, Ernst & Young International, and/or any of their respective affiliates, or any other industry-related service acceptable to the Committee, and (c) five years after the date that the Protiviti Participant was first employed by Protiviti Inc.
“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
“Restricted Share” shall mean a Share awarded under Section 6 of the Plan.
“Restricted Share Award” shall mean the agreement between RHI and the recipient of a Restricted Share, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Restricted Shares.
“RHI” shall mean Robert Half International Inc., a Delaware corporation.
“SAR” shall mean a stock appreciation right granted under the Plan.
“SAR Award” shall mean the agreement between RHI and an Optionee, or the notice to the Optionee, which contains the terms, conditions and restrictions pertaining to his or her SAR.
“Section 16 Participant” shall mean a Participant who is subject to Section 16 of the Exchange Act with respect to transactions in RHI securities.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Service” shall mean service as an Eligible Participant.
“Share” shall mean one share of Stock, as adjusted in accordance with the adjustment provisions of the Plan (if applicable).
“Staffing/Headquarters Participant” shall mean a Participant other than a Protiviti Participant.
“Staffing/Headquarters Retirement” shall mean any voluntary termination by a Staffing/Headquarters Participant of employment with the Company on or after the later to occur of (a) the Staffing/Headquarters Participant’s 55th birthday, or (b) the 20th anniversary of the Staffing/Headquarters Participant’s first day of service with the Company as a full-time employee.
“Stock” shall mean the common stock of RHI.
“Stock Option Award” shall mean the agreement between RHI and an Optionee, or the notice to the Optionee, which contains the terms, conditions and restrictions pertaining to his or her Option.
“Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

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“Stock Unit Award” shall mean the agreement between RHI and the recipient of a Stock Unit, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Stock Unit.
“Subsidiary” shall mean any corporation, if RHI and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
“Total and Permanent Disability” shall mean a (i) a physical or mental condition which, in the judgment of the Committee based on competent medical evidence satisfactory to the Committee (including, if required by the Committee, medical evidence obtained by an examination conducted by a physician selected by the Committee), renders the Participant unable to engage in any substantial gainful activity for the Company and which condition is likely to result in death or to be of long, continued and indefinite duration, or (ii) a judicial declaration of incompetence.
“Vested” or “Vesting” shall mean that the relevant portion of the Award has satisfied its Vesting Schedule and any Performance Conditions and shall be released to the Participant or may be exercised by the Participant, as applicable.
“Vesting Schedule” shall mean the requirement that all or a portion of an Award may not be released or exercised, as applicable, until a specified period of time shall have lapsed.
SECTION 3. ADMINISTRATION.
(a) Committee Procedures. One or more Committees appointed by the Board of Directors shall administer the Plan. The Board of Directors shall designate one of the members of the Committee as chairperson. Unless the Board of Directors provides otherwise, the Compensation Committee shall be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.
The Committee shall have membership composition which enables (i) Awards to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act and (ii) Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify. Only the Compensation Committee may make Award grants and administer the Plan with respect to Section 16 Participants.
The Compensation Committee may also appoint one or more separate subcommittees composed of one or more directors of RHI who need not qualify under either Rule 16b-3 or Section 162(m) of the Code, who may administer the Plan with respect to persons who are not subject to Section 16 of the Exchange Act and/or Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
(b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i) To interpret the Plan and to apply its provisions;
(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;
(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) To determine when Awards are to be granted under the Plan;
(v) To select the Eligible Participants who are to receive Awards under the Plan;
(vi) To determine the number of Shares to be made subject to each Award;

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(vii) To prescribe the terms and conditions of each Award, including (without limitation, as applicable) the Exercise Price or Purchase Price, the Vesting Schedule of the Award (including accelerating the Vesting of Awards), any Performance Conditions and any other provisions relating to such Award;
(viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the Vesting Schedule or duration of the Option (including accelerating the Vesting of the Option), whether such Option is to be classified as an ISO or as a Nonstatutory Option, any Performance Conditions and the other provisions of the Stock Option Award relating to such Option;
(ix) To amend any outstanding Award subject to applicable legal restrictions and, to the extent required, with the consent of the Participant who entered into such agreement;
(x) To prescribe the consideration for the grant of each Award under the Plan and to determine the sufficiency of such consideration;
(xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
(xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award;
(xiii) To take any other actions deemed necessary or advisable for the administration of the Plan;
(xiv) To determine, at the time of granting an Award or thereafter, that such Award shall Vest as to all or part of the Shares subject to such Award in the event of a Change in Control.
(xv) To accelerate the Vesting, or extend the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate.
In addition, without amending the Plan, the Committee may grant Awards under the Plan to eligible employees or Consultants who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.
Subject to the requirements of applicable law, the Board of Directors may authorize one or more officers of RHI to grant Awards and the Committee may designate persons other than members of the Committee to carry out its responsibilities, and the Committee may prescribe such conditions and limitations as it may deem appropriate, except that the Board of Directors or the Committee may not delegate its authority with regard to Awards to persons subject to Section 16 of the Exchange Act or Awards intended to qualify as “performancebased compensation” under Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award.
Except arising from any action taken, or failure to act, in bad faith, each member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by RHI against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any agreement under the Plan, and (ii) from any and all amounts

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paid by him or her, with RHI’s prior approval, in settlement thereof or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall have given RHI a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under RHI’s Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise, or under any power that RHI may have to indemnify them or hold them harmless.
SECTION 4. ELIGIBILITY.
(a) General Rule. Only Eligible Participants may be granted Awards. In addition, only individuals who are employed as common-law employees by the Company may be granted ISOs.
(b) Limitation on Awards. In any fiscal year of RHI, no individual shall receive Awards covering in excess of 2,000,000 Shares in the aggregate; provided, however, that Outside Directors may only receive Awards covering up to 15,000 Shares in the aggregate per Outside Director in any fiscal year of RHI. The limitations under this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan.
SECTION 5. STOCK SUBJECT TO PLAN.
(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Shares subject to awards granted under the Plan that may be issued shall not exceed a total of 5,000,000 Shares, of which approximately 3,945,882 Shares remained available for grant as of the Effective Date. These limits shall be subject to the provisions of the next Subsection and shall be subject to adjustment pursuant to the adjustment provisions of the Plan. No fractional Shares shall be issued under the Plan.
(b) Additional Shares. If, on or after May 22, 2019, Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan. If, on or after May 22, 2019, Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then such Stock Units shall be counted in full against the number of Shares available for Awards regardless of the number of Shares (if any) actually issued in settlement of such Stock Units. If SARs are exercised, then such SARs shall be counted in full against the number of Shares available for Awards regardless of the number of Shares (if any) actually issued in settlement of such SARs. In the event that withholding tax liabilities arising from an Award other than an Option or SAR are satisfied on or after May 22, 2019 by the withholding of Shares by the Company, then the Shares so withheld shall again become available for Awards under the Plan. In the event that withholding tax liabilities arising from an Option or SAR are satisfied by the withholding of Shares by the Company, then the Shares so withheld shall not be added to the Shares available for Awards under the Plan. In addition, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise or settlement of an Option or SAR shall not be available for subsequent Awards under the Plan and Shares repurchased on the open market with the proceeds of an Option exercise shall not again be made available for issuance under the Plan.
SECTION 6. RESTRICTED SHARES AND PERFORMANCE SHARES.
(a) Restricted Share Award. Each grant of Restricted Shares or Performance Shares under the Plan shall be evidenced by a Restricted Share Award between the recipient and RHI. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified in any Other

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Agreement. The provisions of the various Restricted Share Awards entered into under the Plan need not be identical.
(b) Payment for Awards. Subject to the following sentence and applicable law, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services, future services, any tangible or intangible property, or any benefit to RHI, or any combination thereof. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, past services rendered to the Company, any tangible or intangible property, any benefit to RHI, or any combination thereof, as the Committee may determine. To the extent an Award of Restricted Shares consists solely of treasury shares, the Award recipient shall furnish consideration in accordance with Section 153(c) of the General Corporation Law of the State of Delaware.
(c) Vesting. Each Award of Restricted Shares shall be subject to a Vesting Schedule. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award or as specified in any Other Agreement. Unless the Restricted Share Award or an Other Agreement provides otherwise, each grant of Restricted Shares shall Vest with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable Vesting date. For grants made after the Effective Date, the Vesting Schedule on the date of grant shall provide that no portion of a grant of Restricted Shares shall vest prior to the first anniversary of the grant date, except that Awards covering Shares not in excess of five percent (5%) of the aggregate Shares authorized for grant under the Plan pursuant to Section 5(a) may contain a Vesting Schedule on the date of grant that provides for the vesting of some or all of the Shares subject to such Award prior to the first anniversary of the grant date. Notwithstanding the foregoing, a Restricted Share Award may provide for accelerated Vesting in the event of the Participant’s Protiviti Retirement, Staffing/Headquarters Retirement, death or total and permanent disability, a Change in Control, or, if specified at the time of grant, termination of employment, including as provided in any Other Agreement. To the extent that an Award of Restricted Shares has not Vested prior to, or concurrently with, termination of a Participant’s Service, such Award shall immediately terminate.
(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as RHI’s other stockholders except as provided in Sections 6(f) and 12 hereof.
(e) Assignment or Transfer of Restricted Shares. Except as provided herein, or in a Restricted Share Award, or as required by applicable law, Restricted Shares shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law until such shares have satisfied any applicable Vesting Schedule and Performance Conditions. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Shares in the event of the Participant’s death, nor shall it preclude a transfer of Restricted Shares by will or by the laws of descent and distribution.
(f) Dividends on Restricted Shares that Have Not Vested. Dividends may not be paid with respect to any portion of a Restricted Share Award that has not Vested. Any dividends declared with respect to any portion of such a Restricted Share Award prior to the Vesting of such portion shall be accrued. Such accrued dividends shall be paid within 30 days following Vesting, provided that any requirements of Section 12(i) have been satisfied. If all or a portion

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of such a Restricted Share Award terminates prior to Vesting, any accrued and unpaid dividends with respect to that portion of the Award shall be forfeited. After Vesting, dividends shall be paid as normal at the same time and to the same extent as dividends are paid on other Shares, provided that any applicable provisions of Section 12(i) have been satisfied.
(g) Release of Restricted Shares to Participants. So long as a Restricted Share is subject to forfeiture pursuant to a Vesting Schedule or Performance Condition, it shall be retained by the Company and shall not be released to a Participant, but such a Restricted Share shall be promptly released thereafter, subject to Section 12 hereof.
SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
(a) Stock Option Award. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award between the Optionee and RHI. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan, including those specified in any Other Agreement. The Stock Option Award shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Awards entered into under the Plan need not be identical. A Stock Option Award may not provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price.
(b) Number of Shares. Each Stock Option Award shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan. The maximum aggregate number of ISOs awarded under the Plan shall not exceed the number of Shares subject to the Plan under Section 5(a). The limitation of this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan.
(c) Exercise Price. Each Stock Option Award shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Subsection, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms permitted under the Plan and applicable law.
(d) Exercisability and Term. Each Stock Option Award shall be subject to a Vesting Schedule, which shall determine when such Option shall become exercisable. Unless the Stock Option Award or an Other Agreement provides otherwise, each Option shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such Option on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable date. For grants made after the Effective Date, the Vesting Schedule on the date of grant shall provide that no portion of a grant of Options shall vest prior to the first anniversary of the grant date, except that Awards covering Shares not in excess of five percent (5%) of the aggregate Shares authorized for grant under the Plan pursuant to Section 5(a) may contain a Vesting Schedule on the date of grant that provides for the vesting of some or all of the Shares subject to such Award prior to the first anniversary of the grant date. The term of an Option shall be ten (10) years from the date of grant unless the Stock Option Award provides for a shorter term. Notwithstanding the foregoing, a Stock Option Award may provide for accelerated Vesting in the event of the Optionee’s Protiviti Retirement, Staffing/Headquarters Retirement, death or total and permanent disability, a Change in Control, or, if specified at the time of grant, termination of employment, including as provided in any Other Agreement, and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service, subject to the provisions of any Other Agreement. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Subsection, the

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Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(e) Nontransferability. Except as set forth in a Stock Option Award, or as provided by an Other Agreement, with respect to an NSO, during an Optionee’s lifetime, his or her Option(s) shall be exercisable only by him and shall not be transferable, and in the event of an Optionee’s death, his or her Option(s) shall not be transferable other than by will or by the laws of descent and distribution.
(f) Exercise of Options Upon Termination of Service. Each Stock Option Award shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Unless the Stock Option Award or an Other Agreement provides otherwise, Options which are not Vested at the time of an Optionee’s termination of Service shall expire upon such termination, and any Vested Options shall remain outstanding and exercisable until the earlier of 90 days following such termination and the expiration of the Option’s term. Notwithstanding the foregoing, if exercise of an Option during the 90-day period described in the previous sentence would subject the Optionee to liability under Section 16 of the Exchange Act by reason of transactions by the Optionee prior to the Optionee’s termination of service (“Prior Transaction”), such Option shall be exercisable until the earlier of (a) its normal termination date and (b) the 30th day after the first date upon which the Optionee would not be subject to Section 16 liability by reason of the Prior Transaction. Notwithstanding the foregoing, in the event of an Optionee’s Misconduct Termination, effective as of the date notice of such termination is given by the Committee to the Optionee, all of the Optionee’s Options (whether or not Vested) shall automatically terminate and lapse, unless the Committee shall determine otherwise.
(g) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the obligations under such Option. Options may not be repriced without the approval of RHI’s stockholders.
(h) Dividend Equivalents. In no event shall dividends or dividend equivalents be provided or awarded with respect to Options.
SECTION 8. PAYMENT FOR OPTION SHARES.
(a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America, as permitted under this Section. Payment may be made by any combination of the methods described in this Section.
(b) Cash. Payment may be made by cash, check, wire transfer or similar means, subject to the requirements of applicable law.
(c) Surrender of Stock. Payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have been owned by the Optionee or his or her representative for such period of time required to avoid RHI’s recognition of additional compensation expense with respect to the Option for financial reporting purposes as a result of the surrender or attestation of such previously owned shares. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
(d) Same Day Sale. To the extent permitted by applicable law, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a

EXHIBIT 10.13
securities broker to sell Shares and to deliver all or part of the sale proceeds to RHI in payment of the aggregate Exercise Price and/or applicable tax withholding.
(e) Other Forms of Payment. To the extent that a Stock Option Award so provides, payment may be made in any other form that is consistent with applicable laws (including the General Corporation Law of the State of Delaware), regulations and rules.
Notwithstanding anything to the contrary in this Section or in any agreement under the Plan, the Committee may disallow the use of any type of payment that the Committee determines, in its sole discretion, would result in adverse accounting or legal consequences to the Company or Affiliate.
SECTION 9. STOCK APPRECIATION RIGHTS.
(a) SAR Award. Each grant of a SAR under the Plan shall be evidenced by a SAR Award between the Optionee and RHI. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified in any Other Agreement. The provisions of the various SAR Awards entered into under the Plan need not be identical. A SAR Award may not provide that a new SAR will be granted automatically to the holder thereof when he or she exercises a prior SAR.
(b) Number of Shares. Each SAR Award shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan.
(c) Exercise Price. Each SAR Award shall specify the Exercise Price, which may not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. A SAR Award may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.
(d) Exercisability and Term. Each SAR Award shall be subject to a Vesting Schedule, which shall determine when such SAR shall become exercisable. Unless the SAR Award or an Other Agreement provides otherwise, each SAR shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such SAR on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable date. For grants made after the Effective Date, the Vesting Schedule on the date of grant shall provide that no portion of a grant of SARs shall vest prior to the first anniversary of the grant date, except that Awards covering Shares not in excess of five percent (5%) of the aggregate Shares authorized for grant under the Plan pursuant to Section 5(a) may contain a Vesting Schedule on the date of grant that provides for the vesting of some or all of the Shares subject to such Award prior to the first anniversary of the grant date. The term of the SAR shall be ten (10) years from the date of grant unless the SAR Award provides for a shorter term. Notwithstanding the foregoing, a SAR Award may provide for accelerated exercisability in the event of the Optionee’s Protiviti Retirement, Staffing/Headquarters Retirement, death or total and permanent disability, a Change in Control, or, if specified at the time of grant, termination of employment, including as provided in any Other Agreement, and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service, subject to the provisions of any Other Agreement. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e) Exercise of SARs. The SAR Award may provide that, upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from RHI (a) Shares, (b) cash or (c) a combination of Shares and cash. Unless otherwise

EXHIBIT 10.13
provided in the SAR Award or an Other Agreement, upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive Shares from RHI, along with cash in lieu of any fractional Share. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. Unless the SAR Award or an Other Agreement provides otherwise, SARs which have not Vested at the time of an Optionee’s termination of Service shall expire upon such termination, and any Vested SARs which have not been exercised shall remain outstanding and exercisable until the earlier of 90 days following such termination and the expiration of the SAR’s term. Notwithstanding the foregoing, if exercise of a SAR during the 90-day period described in the previous sentence would subject the Participant to liability under Section 16 of the Exchange Act by reason of transactions by the Participant prior to the Participant’s termination of Service, such SAR shall be exercisable until the earliest of (a) its normal termination date and (b) the 30th day after the first date upon which the Participant would not be subject to Section 16 liability by reason of the prior transactions. Notwithstanding the foregoing, in the event of an Optionee’s Misconduct Termination, effective as of the date notice of such termination is given by the Committee to the Optionee, all of the Optionee’s SARs (whether or not Vested) shall automatically terminate and lapse, unless the Committee shall determine otherwise.
(f) Nontransferability. Except as set forth in a SAR Award, during an Optionee’s lifetime, his or her SARs shall be exercisable only by him and shall not be transferable, and in the event of an Optionee’s death, his or her SARs shall not be transferable other than by will or by the laws of descent and distribution.
(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair the Optionee’s rights or increase the obligations under such SAR. SARs may not be repriced without the approval of RHI’s stockholders.
(h) Dividend Equivalents. In no event shall dividend or dividend equivalents be provided or awarded with respect to SARs.
SECTION 10. STOCK UNITS AND PERFORMANCE UNITS.
(a) Stock Unit Award. Each grant of Stock Units or Performance Units under the Plan shall be evidenced by a Stock Unit Award between the recipient and RHI. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified in any Other Agreement. The provisions of the various Stock Unit Awards entered into under the Plan need not be identical.
(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
(c) Vesting Conditions. Each Award of Stock Units shall be subject to a Vesting Schedule. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award or as specified in any Other Agreement. Unless the Stock Unit Award or an Other Agreement provides otherwise, each grant of Stock Units shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable date. For grants made after the Effective Date, the Vesting Schedule on the date of grant shall provide that no portion of a grant of Stock Units shall vest prior to the first anniversary of the grant date, except that Awards covering Shares not in excess of five percent (5%) of the aggregate Shares authorized for grant under the Plan pursuant

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to Section 5(a) may contain a Vesting Schedule on the date of grant that provides for the vesting of some or all of the Shares subject to such Award prior to the first anniversary of the grant date. Notwithstanding the foregoing, a Stock Unit Award may provide for accelerated Vesting in the event of the Participant’s Protiviti Retirement, Staffing/Headquarters Retirement, death or total and permanent disability, a Change in Control, or, if specified at the time of grant, termination of employment, including as provided in any Other Agreement. To the extent that an Award of Stock Units has not Vested prior to, or concurrently with, termination of a Participant’s Service, such Award shall immediately terminate.
(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights or rights to receive dividends. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may not be converted into additional Stock Units. Settlement of dividend equivalents may be made only in the form of cash. Prior to distribution, any dividend equivalents which are not paid shall accrue and be subject to the same conditions and restrictions as the Stock Units to which they attach. Therefore, dividend equivalents may not be paid with respect to any Stock Unit that has not Vested. If any Stock Units terminate prior to Vesting, any accrued and unpaid dividend equivalents with respect to that portion of the Award shall be forfeited. After Vesting and settlement in Shares, dividends shall be paid on such Shares received in settlement of the Stock Units as normal at the same time and to the same extent as dividends are paid on other Shares, provided that any applicable provisions of Section 12(i) have been satisfied.
(e) Form and Time of Settlement of Stock Units. Settlement of Vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all Vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to the adjustment provisions of the Plan.
(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with RHI. A beneficiary designation may be changed by filing the prescribed form with RHI at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of RHI. Stock Units represent an unfunded and unsecured obligation of RHI, subject to the terms and conditions of the applicable Stock Unit Award.
(h) Assignment or Transfer of Stock Units. Except as provided herein, or in a Stock Unit Award, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary

EXHIBIT 10.13
who will receive any outstanding Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of Stock Units by will or by the laws of descent and distribution.
SECTION 11. NO RIGHTS AS A STOCKHOLDER
A Participant shall have no rights as a stockholder with respect to any Award until the date of the issuance of a stock certificate for any Shares covered by such award. No adjustments shall be made, except as provided in the adjustment provisions of the Plan.
SECTION 12. PERFORMANCE CONDITIONS.
(a) Any Award may be made subject to one or more Performance Conditions in addition to the Vesting Schedule imposed upon such grant. Nothing in this Section 12(a) shall override the minimum one-year vesting requirement as set forth in Sections 6(c), 7(d), 9(d) and 10(c).
(b) The determination as to whether any such grant is subject to a Performance Condition shall be made on or prior to the date of grant.
(c) The Performance Condition shall operate as specified in this Section 12.
(d) If an Award is made subject to one or more Performance Conditions, the Committee shall establish the Performance Period, Adjustment Provisions and Performance Goals for such Performance Conditions. In addition, the Compensation Committee shall determine how any forfeitures occurring as a result of a Performance Condition shall be allocated with respect to the Vesting Schedule of the Award.
(e) After the completion of the Performance Period relating to a Performance Condition, the Chief Financial Officer shall, with respect to each Award made subject to such Performance Condition, calculate the effect of the Adjustment Provisions on the Award and deliver such calculation to the Committee or its delegate. If the Committee has delegated its authority to certify the level of achievement with respect to the Performance Conditions, including the impact of the Adjustment Provisions, references to the “Committee” in this Section 12 shall mean such delegate.
(f) The Committee shall review the information submitted by the Chief Financial Officer and certify, in writing, its determination with respect to the impact of the Adjustment Provisions on the Award and the Final Award.
(g) If a portion of an Award made subject to a Performance Condition shall Vest prior to the satisfaction of any Performance Condition applicable to such portion by reason of death, Total and Permanent Disability or, if applicable, a Change in Control, then the Performance Condition shall be cancelled and none of such Award shall be subject to reduction or forfeiture as provided by the Performance Condition. Such Award shall be treated in accordance with the terms of this Plan relating to Vested shares.
(h) If a portion of an Award made subject to a Performance Condition shall satisfy a Vesting Schedule prior to the satisfaction of any Performance Condition applicable to such portion for any reason other than death, Total and Permanent Disability or a Change in Control, such portion of the Award shall not be released to or exercised by the Participant until after the Certification Date. No such satisfaction of a Vesting Schedule shall in any way be deemed a satisfaction, waiver or cancellation of the Performance Condition, and such portion shall remain subject to reduction and forfeiture as provided by the Performance Condition.
(i) Dividends or dividend equivalents may not be paid with respect to any Share subject to a Performance Condition until the Final Award with respect to such Share has been determined. Any dividends or dividend equivalents declared on any Shares prior to such determination shall be accrued. After determination of the Final Award, such accrued dividends or dividend equivalents shall be paid, subject to Section 6(f) hereof; provided, however, that if the Final Award is less than the Original Award, any accrued dividends or dividend equivalents

EXHIBIT 10.13
attributable to the portion of the Award that has been forfeited shall also be forfeited. After determination of the Final Award has been made and Section 6(f) has been satisfied, dividends shall be paid as normal on such Shares at the same time and to the same extent as dividends are paid on other Shares.
SECTION 13. TERMINATION OF SERVICE; LEAVES OF ABSENCE.
Subject to the last sentence of this Section 13, a Participant’s Service shall terminate when such person ceases to be an Eligible Participant as determined in the sole discretion of the Committee. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence of less than six (6) consecutive months that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, a common-law employee’s Service will be treated as terminating three (3) months after such employee went on leave, unless such employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. Notwithstanding the foregoing, an Outside Director’s Service shall terminate when he or she is neither a member of the Board of Directors nor a Consultant to RHI.
SECTION 14. DEATH; TOTAL AND PERMANENT DISABILITY.
All Awards granted to any Participant shall Vest upon such Participant’s death or termination of the Participant’s Service due to Total and Permanent Disability.
SECTION 15. PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT.
Any Award held by an individual who is an Outside Director on both of (a) the grant date of such Award and (b) the effective date of a Change in Control, shall Vest upon the effective date of such Change in Control. Any Option or SAR Award held by an individual who is a Section 16 Participant at either or both of (a) the grant date of such Award or (b) the effective date of such individual’s Outside Director Retirement, Protiviti Retirement or Staffing/Headquarters Retirement, as the case may be, shall Vest upon the effective date of such retirement. Any Options or SARs held by a Section 16 Participant which Vest by reason of the provisions of this Section 15 or by reason of death or Total and Permanent Disability shall remain outstanding until the earlier of its exercise or its original term.
SECTION 16. ADJUSTMENT OF SHARES.
(a) Adjustments. In the event of a subdivision of the outstanding Stock, or stock split or reverse stock split, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, a spin-off, exchange of shares or a similar transaction without the receipt of consideration by the Company, the Committee shall make such equitable adjustments as it deems appropriate in one or more of:
(i) The number of Shares, Options, SARs, Restricted Shares and Stock Units available for future Awards under the Plan;
(ii) The per person per fiscal year limitations on Awards under the Plan and the maximum aggregate number of ISOs that may be awarded under the Plan;
(iii) The number of Shares covered by each outstanding Award;
(iv) The Exercise Price under each outstanding Option and SAR; or
(v) The number of Stock Units included in any prior Award which has not yet been settled.

EXHIBIT 10.13
Except as provided in this Section, a Participant shall have no rights by reason of any issue by RHI of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.
(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of RHI.
(c) Reorganizations. In the event that RHI is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement setting forth the terms of such reorganization. Such agreement may provide for:
(i) The continuation of the outstanding Awards by RHI, if RHI is a surviving corporation;
(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;
(iv) Full exercisability or Vesting and accelerated expiration of the outstanding Awards; or
(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.
Nothing in this Section 16(c) shall obligate the Company, the Board or the Committee to treat all outstanding Awards in the same manner or to take any of the actions listed above with respect to any or all outstanding Awards.
(d) Reservation of Rights. Except as provided in this Section, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by RHI of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the Exercise Price. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of RHI to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 17. AWARDS UNDER OTHER PLANS.
RHI may grant awards under other plans or programs, so long as the terms and conditions are not in conflict with the terms of this Plan. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under the Plan.
SECTION 18. LEGAL AND REGULATORY REQUIREMENTS.

EXHIBIT 10.13
No Option may be exercised and no Stock may be issued or transferred pursuant to an award unless the Committee shall determine that such exercise, issuance or transfer complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities laws, and rules and regulations promulgated under each of the foregoing, and the requirements of any stock exchange upon which the Stock may then be listed or quotation system upon which the Stock may be quoted, and shall be further subject to the approval of counsel for RHI with respect to such compliance. If the Stock subject to this Plan is not registered under the Securities Act and under applicable state securities laws, the Committee may require that the Participant deliver to RHI such documents as counsel for RHI may determine are necessary or advisable in order to substantiate compliance with applicable securities laws and the rules and regulations promulgated thereunder. In no event shall RHI deliver, or be deemed obligated to deliver, cash in lieu of any Share by reason of any failure to satisfy the foregoing provisions.
So long as any restrictions or obligations imposed pursuant to this Plan shall apply to a Share, each certificate evidencing such Share shall bear an appropriate legend referring to the terms, conditions and restrictions. In addition, RHI may instruct its transfer agent that shares of Stock evidenced by such certificates may not be transferred without the written consent of RHI. Any attempt to dispose of such shares of Stock in contravention of such terms, conditions and restrictions shall be invalid. Certificates representing shares that have not Vested or with respect to which minimum withholding taxes have not been paid will be held in custody by RHI or such bank or other institution designated by the Committee.
SECTION 19. WITHHOLDING TAXES.
(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to RHI for the satisfaction of any withholding tax obligations that arise in connection with the Plan. RHI shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. In the event that such withholding taxes are not paid on a timely basis, as determined by RHI in its sole discretion, to the extent permitted by law RHI shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares or cash (if applicable) deliverable or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant. If withholding taxes are paid by reduction of the number of Shares deliverable to Optionee, such shares shall be valued at the Fair Market Value as of the date of exercise.
(b) Share Withholding. Unless otherwise provided by the Committee, a Participant may satisfy all or part of his or her minimum withholding or income tax obligations by having RHI withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Subject to applicable law and accounting considerations, such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. A Participant may elect to surrender, or attest to the ownership of, previously acquired Shares in excess of the amount required to satisfy his or her minimum withholding or income tax obligations provided that such Shares have been held by the Participant for such period of time required to avoid RHI’s recognition of additional compensation expense for financial reporting purposes as a result of the surrender or attestation of such previously owned shares.
SECTION 20. NO EMPLOYMENT OR REELECTION RIGHTS.
No provision of the Plan, nor any right or Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Eligible Participant. RHI and its Subsidiaries and Affiliates reserve the right to terminate any person’s

EXHIBIT 10.13
Service at any time and for any reason, with or without notice. No provision of the Plan nor any right or Award granted under the Plan shall be construed to create any obligation on the part of the Board of Directors to nominate any Outside Director for reelection by RHI’s stockholders, or confer upon any Outside Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.
SECTION 21. DURATION AND AMENDMENTS.
(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on the meeting of the stockholders of RHI in 2029, unless re-adopted or extended by RHI’s stockholders prior to or on such date and may be terminated on any earlier date by the Board of Directors or the Compensation Committee, as described in the next Subsection.
(b) Right to Amend or Terminate the Plan. The Board of Directors or, to the extent permitted by applicable laws, rules or regulations, the Compensation Committee may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment or termination of the Plan shall not be materially impaired by such amendment or termination, except with consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of RHI’s stockholders to the extent required by applicable laws, regulations or rules, including, but not limited to, any applicable rules or regulations of the New York Stock Exchange.
(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise or settlement of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any Awards previously granted under the Plan.
SECTION 22. PLAN EFFECTIVENESS.
This Plan, as amended and restated in the form set forth herein, shall become effective upon its approval by RHI’s stockholders.

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